CORPORATE ORGANIZATIONAL STRUCTURE

                        SAFETY-KLEEN CORP. -  NYSE: (SK)

The following list sets forth the subsidiaries of Safety-Kleen Corp. as of August 31, 1999. Parent subsidiary relations are indicated by indentations. Unless otherwise indicated, 100% of the voting securities of each subsidiary is owned by the indicated parent of such subsidiary.

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NAME OF CORPORATION                                                    STATE OF INCORPORATION

Safety-Kleen Corp.                                                              Delaware
     Safety-Kleen Services, Inc.                                                Delaware
         ViroGroup, Inc. (7.8635%)                                              Delaware
         Safety-Kleen (Lone and Grassy Mountain), Inc.                          Oklahoma
             Safety-Kleen (Tulsa), Inc.                                         Oklahoma
                 Safety-Kleen (San Antonio), Inc.                               Texas
                 Safety-Kleen (Wichita), Inc.                                   Kansas
             USPCI of Mississippi, Inc. (50%)                                   Mississippi
             Safety-Kleen (Delaware), Inc.                                      Delaware
                 SK Services (East), L.C.                                       Utah
                 SK Services, L.C.                                              Utah
         Safety-Kleen (Rosemount), Inc.                                         Minnesota
         Safety-Kleen (Sawyer), Inc.                                            Oklahoma
         Safety-Kleen (PPM), Inc.                                               Georgia
             Ninth Street Properties, Inc.                                      Missouri
         Safety-Kleen (San Jose), Inc.                                          California
         Chemclear, Inc. of Los Angeles                                         Delaware
         USPCI, Inc. of Georgia                                                 Delaware
         Safety-Kleen Holdings, Inc.                                            Delaware
         Safety-Kleen (Westmorland), Inc. (50%)                                 California
         Safety-Kleen (Buttonwillow), Inc. (23%)                                California
         Safety-Kleen (NE), Inc.                                                New Hampshire
         Safety-Kleen (Crowley), Inc.                                           Louisiana
         Safety-Kleen (LaPorte), Inc.                                           Texas
         Safety-Kleen (TG), Inc.                                                Delaware
         Safety-Kleen (Roebuck), Inc.                                           South Carolina
         Safety-Kleen (TS), Inc.                                                Delaware
         Safety-Kleen (Colfax), Inc.                                            Delaware
         GSX Chemical Services of Ohio, Inc.                                    Ohio
         LEMC, Inc.                                                             Delaware
         Safety-Kleen Chemical Services, Inc.                                   Massachusetts
         Safety-Kleen (Altair), Inc.                                            Texas
             Safety-Kleen (FS), Inc. (13%)                                      Delaware
         Safety-Kleen (BDT), Inc.                                               New York
         Safety-Kleen (FS), Inc. (87%)                                          Delaware

                                       1
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         Safety-Kleen (GS), Inc.                                                Tennessee
         Safety-Kleen (Clive), Inc.                                             Oklahoma
         Safety-Kleen (WT), Inc.                                                Ohio
         Safety-Kleen OSCO Holdings, Inc.                                       Delaware
             Safety-Kleen (Nashville), Inc.                                     Tennessee
             OSCO Treatment Systems of Mississippi, Inc. (50%)                  Tennessee
         Safety-Kleen (Bartow), Inc.                                            Florida
         Safety-Kleen (California), Inc.                                        California
             Safety-Kleen (Buttonwillow), Inc. (77%)                            California
             Safety-Kleen (Westmorland), Inc. (50%)                             California
         Safety-Kleen (Chattanooga), Inc.                                       Tennessee
         Safety-Kleen (Pecatonica), Inc.                                        Illinois
         Safety-Kleen (Pinewood), Inc.                                          South Carolina
         Safety-Kleen (White Castle), Inc.                                      Colorado
         Safety-Kleen (Puerto Rico), Inc.                                       Puerto Rico
         Safety-Kleen (Bridgeport), Inc.                                        Delaware
         Safety-Kleen (Deer Park), Inc.                                         Delaware
         Safety-Kleen (Baton Rouge), Inc.                                       Delaware
         Safety-Kleen (Plaquemine), Inc.                                        Delaware
         Safety-Kleen (Custom Transport), Inc.                                  Delaware
         Safety-Kleen (Los Angeles), Inc.                                       California
         Safety-Kleen (Tipton), Inc.                                            Delaware
         Safety-Kleen (Gloucester), Inc.                                        Delaware
         Safety-Kleen (Deer Trail), Inc.                                        Colorado
         Safety-Kleen (Mt. Pleasant), Inc.                                      Tennessee
         Safety-Kleen (Minneapolis), Inc.                                       Minnesota
             Safety-Kleen (Aragonite), Inc.                                     Delaware
         Safety-Kleen (Sussex), Inc.                                            Delaware
         Safety-Kleen (Encotec), Inc.                                           Delaware
         Safety-Kleen Systems, Inc.                                             Wisconsin
             Curbside, Inc. (49%)                                               California
             SK Europe, Inc.                                                    Nevada
                 Safety-Kleen Europe Limited (44%)                              United Kingdom
             Dirt Magnet, Inc.                                                  Colorado
                 The Midway Gas and Oil Co.                                     Colorado
             Safety-Kleen Canada Inc. (1)                                       Ontario
                 Environnement Services et Machinerie E.S.M. Inc.               Quebec
             Elgint Corp.                                                       Nevada
             Safety-Kleen Envirosystems Company                                 California
                 Safety-Kleen Envirosystems Company of Puerto Rico, Inc.        Indiana


(1) 3095-7146 Quebec Inc. holds 711,199 Class Z shares (however, they are physically held by Safety-Kleen Canada Inc. and Safety-Kleen Systems, Inc. as collateral for payment of outstanding loans).

                                      2
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             Petrocon, Inc.                                                     Delaware
             Phillips Acquisition Corp.                                         Delaware
             ViroGroup, Inc. (78.6349%)                                         Delaware
             SK Insurance Company                                               Vermont
             SK Real Estate Inc.                                                Illinois
             Safety-Kleen International, Inc.                                   Delaware
             Safety-Kleen Oil Recovery Co.                                      Delaware
             Safety-Kleen Oil Services, Inc.                                    Delaware
             The Solvents Recovery Service of New Jersey, Inc.                  New Jersey
             3E Company Environmental, Ecological and Engineering (75.8%)       California
        Safety-Kleen Services (Canada), Ltd.                                    Canada
             Safety-Kleen Ltd.                                                  Ontario
             Safety-Kleen (BC) Ltd.                                             Canada
             1197296 Ontario Inc.                                               Ontario
             Safety-Kleen Services (Quebec) Ltd.                                Quebec
                 Safety-Kleen Services (Mercier) Ltd.                           Quebec
                 SK D'Incineration Inc.                                         Quebec
             Safety-Kleen (Ryley) Ltd.                                          Alberta
             Safety-Kleen (Atlantic) Limited                                    Nova Scotia
             Safety-Kleen (On-Site) Inc.                                        Ontario

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